Exhibit 99(a)
SECOND AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT
     SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 13, 2006, among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and Citicorp USA, Inc., as syndication agent, are parties to that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of November 21, 2005, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Amended and Restated Security and Pledge Agreement dated as of February 3, 2006 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower and the Guarantors have requested that from and after the Second Amendment Effective Date (as hereinafter defined), the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms Generally. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.
     2. New Defined Terms in Credit Agreement. Section 1.01 of the Credit Agreement is amended by adding the following new defined terms in alphabetical order:
     “UAW Special Attrition Program Agreement” shall mean the UAW-GM-Delphi Special Attrition Agreement by an among the Borrower, General Motors Corporation and the United Automobile, Aerospace and Agricultural Workers of America, such agreement (including the contents of paragraph 3.b. thereof) to be in substantially the form of the draft dated March 22, 2006 furnished to the Lenders prior to the Second Amendment Effective Date.
     “Permitted Non-Filed Domestic Entity Transfer” means any transfer of inventory from the Borrower or a Subsidiary to a Non-Filed Domestic Entity that occurs in connection with and for the purpose of facilitating the ultimate sale of such inventory to a third party in an arm’s length transaction in the ordinary course of business consistent with past practices; provided that such transfer is made (x) as an equity investment that is counted against the basket in Section 6.09(ix) (subject to the cap in the first proviso in Section 6.09) or (y) in exchange for an intercompany loan that is counted against the basket in Section 6.03(xiii).
     3. Amendment to Section 5.01(a) of Credit Agreement (Annual Financial Statements). Section 5.01(a) of the Credit Agreement is hereby amended by deleting the text that precedes the first comma therein and substituting therefor the following:
     “Within 150 days after the end of the fiscal year ending December 31, 2005 and within 110 days after the end of each subsequent fiscal year (or, with respect to each such subsequent fiscal year, such shorter period as the United States Securities and Exchange Commission may specify for the filing of annual reports on Form 10 K)”
     4. Amendment to Section 5.01(b) of Credit Agreement (Quarterly Financial Statements). Section 5.01(b) of the Credit Agreement is hereby amended by deleting the phrase “or, with respect to the fiscal quarter ending September 30, 2005, no later than December 31, 2005,” with the following:
     “or, with respect to the fiscal quarters ending September 30, 2005 and March 31, 2006, no later than December 31, 2005 and June 30, 2006, respectively,”
     5. Amendments to Section 6.01 of Credit Agreement (Liens). Section 6.01 of the Credit Agreement is hereby amended by deleting the “and” after clause (xxi) thereof, renumbering clause (xxii) thereof to be clause (xxiii), and adding the following new clause (xxii) in the appropriate numerical order:
     “(xxii) escrow deposits held in a segregated bank account of the Borrower solely for the purpose of satisfying the Borrower’s obligations pursuant to paragraph 3.b of the UAW Special Attrition Program Agreement (and similar obligations pursuant to comparable labor agreements) in an aggregate amount not to exceed $100,000,000; provided that the UAW Special Attrition Program Agreement (or relevant comparable labor agreement) has been approved by order of the Bankruptcy Court; and provided further that the terms of such escrow agreement provide that the excess of any such escrow deposits over the amounts required to satisfy such obligations shall be returned to the Borrower; and”
     6. Amendment to Section 6.10 of Credit Agreement (Disposition of Assets). Section 6.10 of the Credit Agreement is hereby amended by amending and restating the text thereof to read in its entirety as follows:
     “Sell or otherwise dispose of any assets (including the sale or issuance of any capital stock of any Subsidiary), whether now owned or hereafter acquired, except for (i) the sale or other disposition of obsolete or worn out property in the ordinary course of business; (ii) the sale of inventory in the ordinary course of business or pursuant to Permitted Non-Filed Domestic Entity Transfers; (iii) sales or other dispositions permitted by clauses (iv) and (v) of Section 6.02; (iv) sale or disposition of assets constituting all or a portion of the Automotive Holdings Group (but not including any related foreign assets except for de minimis foreign assets); (v) the sale, issuance or contribution of any Subsidiary’s capital stock to the Borrower or to any Wholly-Owned

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Guarantor or, in the case of a sale, issuance or contribution of capital stock of a Foreign Subsidiary that is not a first-tier Foreign Subsidiary, to any Wholly-Owned Subsidiary of the Borrower; (vi) sales or other dispositions consisting of the transfer of rights in Intellectual Property to third parties and/or routine patent portfolio deletions, in each case in the ordinary course of business consistent with past practice; (vii) sales or other dispositions of accounts receivables and other related assets in connection with any Foreign Receivables Financing, so long as such Foreign Receivables Financing is otherwise permitted under this Agreement (including pursuant to Section 6.01 and Section 6.03); (viii) intercompany sales or contributions among the Borrower and the Guarantors; (ix) dispositions described on Schedule 6.10; and (x) any other sale or disposition of property not otherwise expressly permitted by this Section 6.10 (A) having a fair market value of less than $500,000 or (B) having a fair market value of $500,000 or more, in which case such dispositions shall not exceed $100,000,000 in the aggregate for any fiscal year of the Borrower; provided that compliance with the restrictions set forth in this Section 6.10 shall not be required if, after giving effect to any transaction or activity otherwise subject to this Section 6.10, the Facility Availability Amount would be equal to or greater than $500,000,000, except that in no event may the Borrower or any Guarantor sell or otherwise transfer any assets, whether now owned or hereafter acquired, to a Non-Filed Domestic Entity (other than pursuant to a Permitted Non-Filed Domestic Entity Transfer) if, after giving effect thereto, the aggregate fair market value of all assets sold or transferred by the Borrower and the Guarantors to Non-Filed Domestic Entities would exceed $15,000,000 during the term of this Agreement.”
     7. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Second Amendment Effective Date”) on which all of the following conditions have been satisfied: (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received evidence satisfactory to it of such execution, (ii) the Administrative Agent shall have received an amendment fee for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than April 13, 2006 (or such later deadline as may be indicated by the Administrative Agent for receipt of signature) in an amount equal to 3 basis points of such Lender’s Commitment and (iii) any fees owing to the Administrative Agent, as separately agreed to in writing by the Borrower and the Administrative Agent have been paid in full.
     8. Miscellaneous.
               (a) Except to the extent hereby amended, the Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.
               (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
               (c) This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or

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condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the “Agreement” or the “Credit Agreement” is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.
               (d) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
               (e) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
[SIGNATURE PAGES TO FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER:

DELPHI CORPORATION

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	Vice President and Chief Restructuring Officer

GUARANTORS:

ASEC MANUFACTURING GENERAL PARTNERSHIP,

a Delaware general partnership

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES GENERAL PARTNERSHIP,

a Delaware general partnership

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

ASPIRE, INC.,

a Michigan corporation

By:	/s/ JAMES P. WHITSON

	Name:	James P. Whitson
	Title:	Vice President

DELCO ELECTRONIC OVERSEAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P.Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS LLC,

a Delaware limited liability company

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	Vice President and Chief Restructuring Officer;
Chief Accounting Officer and Controller

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI CHINA LLC,

a Delaware limited liability company

By:	/s/ JAMES P. WHITSON

	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI CONNECTION SYSTEMS,

a California corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI DIESEL SYSTEMS CORP.,

a Delaware corporation

By:	/s/ JAMES P. WHITSON

	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI ELECTRONICS (HOLDING) LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI FOREIGN SALES CORPORATION,

a Virgin Islands corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTEGRATED SERVICE SOLUTIONS, INC.,

a Michigan corporation

By:	/s/ JAMES P. WHITSON

	Name:	James P. Whitson
	Title:	Vice President

DELPHI INTERNATIONAL HOLDINGS CORP.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	President

DELPHI INTERNATIONAL SERVICES, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI LIQUIDATION HOLDING COMPANY,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	President

DELPHI LLC,

a Delaware limited liability company

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	President

DELPHI MECHATRONIC SYSTEMS, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION,

a Colorado corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI NY HOLDING CORPORATION,

a New York corporation

By:	/s/ JOHN D. SHEEHAN

	Name:	John D. Sheehan
	Title:	President

DELPHI SERVICES HOLDING CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Treasurer

DELPHI TECHNOLOGIES, INC.,

a Delaware corporation

By:	/s/ THOMAS N. TWOMEY

	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

DREAL, INC.,

a Delaware corporation

By:	/s/ JOHN A. JAFFURS

	Name:	John A. Jaffurs
	Title:	President

ENVIRONMENTAL CATALYSTS, LLC,

a Delaware limited liability company

By:	/s/ JOSEPH P. GUMINA

	Name:	Joseph P. Gumina
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

	Name:	John P. Arle
	Title:	Assistant Treasurer

PACKARD HUGHES INTERCONNECT COMPANY,

a Delaware corporation

By:	/s/ JAMES P. WHITSON

	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD.,

a Virgin Islands corporation

By:	/s/ MICHAEL T. REAGAN

	Name:	Michael T. Reagan
	Title:	Treasurer and Secretary

SPECIALTY ELECTRONICS, INC.,

a South Carolina corporation

By:	/s/ JAMES P. WHITSON

	Name:	James P. Whitson
	Title:	Chief Tax Officer

AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A.
Individually and as Administrative Agent

By:	/s/ GIANNI RUSSELLO

	Name:	Gianni Russello
	Title:	Associate

CITICORP USA, INC.

By:	/s/ JEFFREY NITZ

	Name:	Jeffrey Nitz
	Title:	Director

Signature page for the Second Amendment to Amended and Restated Credit Agreement, dated as of April 13, 2006 among Delphi Corporation and the lenders party thereto

Name of Lender:

By:

Name:
Title: